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                                                                    EXHIBIT 10.1

                  FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT


         This first amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of July 15, 1997, by and among U. S. BANK, a national banking association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

         A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower.

         B. Borrower has requested U. S. Bank to (1) temporarily increase the Revolving Loan commitment to $17,000,000, (2) modify the Borrowing Base, and (3) modify the Senior Debt Ratio. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's requests.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I. AMENDMENT

         The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

ARTICLE II. DEFINITIONS

         As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires. Section 1.1 of the Credit Agreement is hereby amended to modify or add (as the case may be) the following definitions:

         "Eligible Accounts Receivable" means the accounts receivable of Borrower and the Subsidiaries excluding the following: (a) accounts receivable that have been



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outstanding in excess of 90 days from the date of invoice, (b) all accounts receivable from any single customer of Borrower or any of the Subsidiaries if 10 percent or more of such customer's accounts owed to Borrower or any of the Subsidiaries are ineligible for any reason, (c) accounts receivable due from officers, employees, or Affiliates of Borrower, (d) accounts receivable that are partially or wholly subject to the right of setoff, (e) accounts receivable resulting from COD sales, finance charges, and consignments, (f) accounts receivable due from the federal government, (g) accounts receivable that constitute any retainage, (h) accounts receivable that constitute dated billings other than approved by U. S. Bank in writing, (i) accounts receivable in which any Person other than U. S. Bank has a security interest, (j) all accounts receivable from any single customer of Borrower or any of the Subsidiaries in excess of 10 percent of the aggregate amount of Eligible Accounts Receivable, except (i) as otherwise approved in writing by U. S. Bank, and (ii) the limitation set forth in this clause (j) does not apply to accounts receivable from Sunglass Hut International, and (k) all accounts receivable from Sunglass Hut International in excess of the lesser of (i) $3,500,000, or (ii) an amount equal to 35 percent of the aggregate amount of Eligible Accounts Receivable; provided that such percentage may be reduced to not less than 10 percent by U.
S. Bank, upon not less than 60 days prior written notice from U. S. Bank to Borrower. Notwithstanding the foregoing, "Eligible Accounts Receivable" shall not include any accounts receivable unless and until U. S. Bank holds a first, valid, binding, and perfected security interest in any such accounts receivable.

         "Eligible Foreign Accounts Receivable" means the accounts receivable of Borrower and the Subsidiaries due from Persons not residents of the United States, excluding the following: (a) accounts receivable that have been outstanding in excess of 90 days from the date of invoice, (b) all accounts receivable from any single customer of Borrower or any of the Subsidiaries if 10 percent or more of such customer's accounts owed to Borrower or any of the Subsidiaries are ineligible for any reason, (c) accounts receivable due from officers, employees, or Affiliates of Borrower, (d) accounts receivable that are partially or wholly subject to the right of setoff, (e) accounts receivable resulting from COD sales, finance charges, and consignments, (f) accounts receivable that constitute any retainage, (g) accounts receivable that constitute dated billings other than approved by U. S. Bank in writing, (h) accounts receivable in which any Person other than U. S. Bank has a security interest, and (i) all accounts receivable from any single customer of Borrower or any of the Subsidiaries in excess of 10 percent of the aggregate amount of Eligible Accounts Receivable. Notwithstanding the foregoing, "Eligible Foreign Accounts Receivable" shall not include any accounts receivable unless and until
U. S. Bank holds a first, valid, binding, and perfected security interest in any such accounts



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receivable. There shall be no duplication between Eligible Foreign Accounts
Receivable and Eligible Accounts Receivable.

ARTICLE III. MODIFICATION OF REVOLVING LOAN

3.1      TEMPORARY INCREASE

         Section 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         2.1      LOAN COMMITMENT

                  Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will make Fundings to Borrower from time to time during the period ending June 30, 1999 ("Commitment Period"), but such Fundings (together with any outstanding Letters of Credit) shall not exceed, in the aggregate principal amount at any one time outstanding, (a) $17,000,000 during the period commencing July 15, 1997, and ending December 31, 1997, and
         (b) $15,000,000 at all other times during the Commitment Period (the "Revolving Loan"). Borrower may borrow, repay, and reborrow hereunder either the full amount of the Revolving Loan or any lesser sum.

3.2      RENEWAL REVOLVING NOTE

         Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note in the form attached hereto as Exhibit A ("Renewal Revolving Note") which shall be in substitution for, but not in payment of, the Revolving Note and any previous renewals thereof, all of which shall be marked "renewed" and retained by U. S. Bank until the Revolving Loan has been repaid in full and U. S. Bank's commitments under the Credit Agreement are terminated.

3.3      MODIFICATION OF BORROWING BASE

         Section 2.8(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) The outstanding balance of principal and interest on the Revolving Loan (including outstanding Letters of Credit) shall at no time exceed an amount equal to:



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                  (i)      80 percent of Eligible Accounts Receivable, plus

                  (ii) 65 percent of Eligible Foreign Accounts Receivable; provided that the maximum advance based upon Eligible Foreign Accounts Receivable is limited to $1,000,000, plus

                  (iii) 50 percent of Eligible Inventory; provided that the maximum advance based upon Eligible Inventory is limited to $6,000,000 ("Borrowing Base").

ARTICLE IV. MODIFICATION OF EQUIPMENT LINE

         Section 4.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         4.1      LOAN COMMITMENT

                  Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will make available to Borrower a $4,000,000 nonrevolving equipment line of credit during the Commitment Period (the "Equipment Line"). Each individual Funding under the Equipment Line shall constitute a separate loan ("Equipment Loan"). The aggregate principal amount of all Equipment Loans shall not exceed $4,000,000.

ARTICLE V. SENIOR DEBT RATIO

5.1      MODIFICATION OF SENIOR DEBT RATIO

         Effective as of June 30, 1997, Section 8.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         8.18     SENIOR DEBT RATIO

                  Permit the Senior Debt Ratio to be greater than (a) 4.0:1.0 as of June 30, 1997, for the trailing four quarters then ended, (b) 3.5:1.0 as of September 30, 1997, for the trailing four quarters then ended, or (c) 2.5:1.0 as of the last day of any fiscal quarter of Borrower thereafter for the trailing four quarters then ended.



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5.2      COVENANT FEE

         Within 30 days after the end of Borrower's fiscal quarters ending June 30, 1997, and September 30, 1997, Borrower shall pay U. S. Bank a nonrefundable fee in an amount equal to $100 for each full .01 that the Senior Debt Ratio (calculated on a trailing four-quarter basis) exceeds 3.0:1.0 as of each such date.

ARTICLE VI. CONDITIONS PRECEDENT

         The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

         (a) U. S. Bank shall have received this Amendment and the Renewal Revolving Note duly executed and delivered by the parties thereto.

         (b) Borrower shall have paid to U. S. Bank a nonrefundable fee for the increase in the Revolving Loan in the amount of $5,000.

         (c) There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Document.

         (d) All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

         (e) U. S. Bank shall have received a certified resolution of the board of directors of each of the Borrower in the forms attached hereto as Exhibit B.

ARTICLE VII. LOAN FEES

         Sections 2.6 and 3.6 of the Credit Agreement are hereby amended to reflect that the $200,000 in unpaid commitment fees earned by U. S. Bank in connection with the Credit Agreement shall be due and payable on or before December 31, 1997, as opposed to on or before September 30, 1997.



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ARTICLE VIII. GENERAL PROVISIONS

8.1      REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

8.2      SECURITY

         All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

8.3      GUARANTIES

         The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.

8.4      PAYMENT OF EXPENSES

         Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment, including, without limitation, attorneys' fees incurred by U. S. Bank.

8.5      SURVIVAL OF CREDIT AGREEMENT

         The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

8.6      COUNTERPARTS

         This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.



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8.7      STATUTORY NOTICE

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                      GARGOYLES, INC., a Washington corporation


                                      By      /s/ Stephen R. Kingma
                                         ---------------------------------------

                                      Title   VP-CFO
                                            ------------------------------------

                                      By      /s/ Travis Worth
                                         ---------------------------------------

                                      Title   SVP-COO
                                            ------------------------------------


                                      U.S. BANK


                                      By      /s/ Gerald L. Sorensen
                                         --------------------------------------
                                         Gerald L. Sorensen,
                                         Senior Vice President



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         Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, and
(iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim.

                                      H.S.C., a Washington corporation


                                      By     /s/ Douglas B. Hauff
                                         ---------------------------------------
                                      Title  President and CEO
                                            ------------------------------------


                                      SUNGOLD EYEWEAR, INC.,
                                      a Washington corporation


                                      By     /s/ Douglas B. Hauff
                                         ---------------------------------------
                                      Title  Chief Executive Officer
                                            ------------------------------------


                                      PRIVATE EYES SUNGLASS CORPORATION,
                                      a Washington  corporation



                                      By     /s/ Douglas B. Hauff
                                         ---------------------------------------
                                      Title  Chief Executive Officer
                                            ------------------------------------


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                                    EXHIBIT A

                             RENEWAL REVOLVING NOTE



$17,000,000                                                        July 15, 1997



         For value received, the undersigned, GARGOYLES, INC. ("Borrower"), promises to pay to the order of U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION ("U. S. Bank"), at its principal place of business, 1420 Fifth Avenue, Seattle, Washington 98101, or such other place or places as, the holder hereof may designate in writing, the principal sum of Seventeen Million Dollars ($17,000,000) or so much thereof as advanced by U. S. Bank in lawful, immediately available money of the United States of America, in accordance with the terms and conditions of that certain first amended and restated credit agreement dated as April 7, 1997, as amended, including that certain first amendment to first amended and restated credit agreement of even date herewith (the "First Amendment"), by and between Borrower and U. S. Bank (together with the First Amendment, all supplements, exhibits, amendments and modifications thereto, the "Credit Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the first date of an advance hereunder, in like money in accordance with the terms and conditions, and at the rate or rates provided for in the Credit Agreement. All principal, interest, and other charges are due and payable in full on June 30, 1999.

         Borrower and all endorsers, sureties, and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Credit Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by U. S. Bank. Borrower and all endorsers, sureties, and guarantors hereof (1) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by
U. S. Bank with respect to the payment or other provisions of this Note and the Credit Agreement; (2) consent to the release of any property now or hereafter securing this Note with or without substitution; and



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(3) agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them and without affecting their liability hereunder.

         This Note is the Renewal Revolving Note referred to in the First Amendment and as such is entitled to all of the benefits and obligations specified in the Credit Agreement, including but not limited to any Collateral and any conditions to making advances hereunder. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the repayment of this Note and the acceleration of the maturity hereof.


                                      GARGOYLES, INC., a Washington corporation


                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------